UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 26, 2018

Commission File Number:  000-52369

FitLife Brands, Inc.
(Exact name of registrant as specified in its charter.)

Nevada
(State or other jurisdiction of incorporation or organization)
20-3464383
(IRS Employer Identification No.)

5214 S. 136th Street, Omaha, Nebraska 68137
(Address of principal executive offices)

402-333-5260
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.03.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On December 26, 2018, FitLife Brands, Inc. (the "Company") issued a line of credit promissory note to Sudbury Capital Fund, LP ("Sudbury") in the principal amount of $600,000 (the "Sudbury Note"), with an initial advance to the Company in the amount of $300,000. In addition, on December 26, 2018, the Company also issued a promissory note to Dayton Judd, in the principal amount of $200,000 (the "Judd Note") (together with the Sudbury Note, the "Notes"). All amounts due and payable under the terms of the Notes are guaranteed by the Company's wholly-owned subsidiaries, NDS Nutrition Products, Inc. and iSatori, Inc. (together, the "Subsidiaries").

The Notes mature on the earlier to occur of a Change in Control of the Company, as defined in the Notes, or December 31, 2019, and require monthly principal and interest payments beginning April 1, 2019, with a final payment of unpaid principal and interest due December 31, 2019. The Notes bear interest at 9.00% annually. Interest due under the terms of the Notes are paid in cash or, up to and including March 31, 2019, can be accrued and added to the outstanding principal and accrued interest due and payable under the terms of the Notes.

Proceeds from the sale of the Notes, including existing cash balances, were used to retire all outstanding indebtedness under the terms of a merchant agreement, dated December 15, 2017, by and between the Subsidiaries and Compass Bank, d/b/a Commercial Billing Service, totalling approximately $590,000 at December 26, 2018.

Dayton Judd, the Company's Chief Executive Officer and Chairman of the Board of Directors of the Company, is affiliated with Sudbury. The Notes were approved by the independent members of the Board of Directors.

The foregoing description of the Notes are qualified in their entirety by reference to the full text of the Sudbury Note and Judd Note, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FitLife Brands, Inc.

Date:   December 26, 2018
By:	/s/ Dayton Judd

Name: Dayton Judd
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Promissory Note issued to Sudbury Capital Fund, LP dated December 26, 2018.
EX-10.2	Promissory Note issued to Dayton Judd dated December 26, 2018.